                        THE OLSTEIN FINANCIAL ALERT FUND
     Supplement dated July 7, 2005 to the Prospectus dated October 31, 2004
  The "Management of the Fund" section on pages 10 and 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

                             MANAGEMENT OF THE FUND
The Fund's  investments  and business  operations  are managed by Olstein  &
Associates,  L.P., 4 Manhattanville Road,  Purchase,  New York 10577, subject to supervision  by the  Fund's  Board of  Trustees.  The  members  of the  Board of
Trustees are fiduciaries for the Fund's  shareholders  and establish  policy for the operation of the Fund.

As investment manager, Olstein & Associates selects investments for the Fund and supervises the Fund's portfolio transactions to buy and sell securities, all
according  to  the  Fund's  stated  investment  objectives  and  policies.   The
investment  manager is also  responsible  for  selecting  brokers and dealers to execute the Fund's  portfolio  transactions.  The  investment  manager may place transactions through itself or Fund affiliates, subject to SEC rules designed to ensure  fairness  of  commissions.  The  investment  manager  also  manages  the day-to-day  operation of the business of the Fund. The  investment  manager will provide on a reimbursable  basis,  administrative and clerical services,  office space and other  facilities  for the Fund and keep certain books and records for the Fund.  To date,  the  investment  manager  has  chosen not to accrue or seek reimbursement  for such expenses from the Fund.  For its  investment  management services  the  investment  manager  receives an annual fee equal to 1.00% of the
Fund's average daily net assets.

Robert A.  Olstein  serves  as the  Chairman,  Chief  Executive  Officer,  Chief
Investment  Officer and Head Portfolio  Manager of Olstein &  Associates and
has  primary  responsibility  for the  management  of the  Fund's  portfolio  of securities.  Mr.  Olstein also serves as President of the Fund.  Mr. Olstein has been engaged in various aspects of securities research and portfolio  management for both institutional and retail clients since 1968. In 1971, he co-founded the
"Quality of Earnings  Report"  service,  which  pioneered  the idea of utilizing inferential  screening of financial  statements to identify early warning alerts of potential  changes in a company's  future earnings power, and thus, the value of its stock.  Prior to forming the  investment  manager,  Mr.  Olstein  managed portfolios for  individuals,  corporations  and employee  benefit plans at Smith
Barney Inc. and its predecessor companies between 1981 and 1995. Mr. Olstein was
Senior Vice President/Senior Portfolio Manager at Smith Barney, where he managed portfolios for  individuals,  corporations  and employee benefit plans under the
Smith Barney Equity Portfolio Management Program. Mr. Olstein is a senior member of the New York Society of  Securities  Analysts  and a fellow of the  Financial
Analysts  Federation.  He is a past  recipient of the Graham  &  Dodd Scroll
Award, has testified before the Senate Banking Committee on bank accounting, and has been  quoted  in,  and is the  author of,  numerous  articles  on  corporate reporting  and  disclosure  practices  in  publications  such as The Wall Street
Journal,  Business  Week,  The  New  York  Times,  Barron's,  etc.  Mr.  Olstein
periodically  appears as a guest commentator on Fox News Channel,  CNBC and CNN.
Sean Reidy serves as  Co-Portfolio  Manager and Senior  Analyst of the Fund.  As
Co-Portfolio Manager, Mr. Reidy assists Mr. Olstein by overseeing the day-to-day portfolio  activities  of the Fund.  Mr.  Reidy was a research  assistant to Mr.
Olstein at Smith  Barney from 1992 to 1995,  and has served in various  research capacities at the  investment  manager since its founding in 1995. The Portfolio
Managers are supported by Eric R. Heyman,  Director of Research.  Mr. Heyman has
been with Olstein & Associates since 1996 and was named Director of Research in June 2005. As Director of Research,  Mr.  Heyman  documents and maintains the firm's  valuation  models,  valuation  procedures and research  methodology  and oversees the ongoing generation of investment ideas, sector and company coverage and  the  orderly  flow  of  information  throughout  the  research  department.
Previously  Mr. Heyman held the position of Accountant  with Norstar  Energy,  a subsidiary  of  Orange  and  Rockland  Utility.  Mr.  Heyman  holds a B.B.A.  in
Accounting.

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